EXHIBIT 10.13
                                                            -------------









                              NEWELL RUBBERMAID
                         MEDICAL PLAN FOR EXECUTIVES



             (As Amended and Restated Effective January 1, 2000)





                              NEWELL RUBBERMAID
                         MEDICAL PLAN FOR EXECUTIVES

                              Table of Contents
                              -----------------

   ARTICLE I.  INTRODUCTION  . . . . . . . . . . . . . . . . . . . . .  1
        1.1  Nature and Purpose of Plan  . . . . . . . . . . . . . . .  1

   ARTICLE II.  DEFINITIONS  . . . . . . . . . . . . . . . . . . . . .  1
        2.1  Board . . . . . . . . . . . . . . . . . . . . . . . . . .  1
        2.2  Code  . . . . . . . . . . . . . . . . . . . . . . . . . .  1
        2.3  Committee . . . . . . . . . . . . . . . . . . . . . . . .  1
        2.4  Company . . . . . . . . . . . . . . . . . . . . . . . . .  1
        2.5  Core Medical Plan . . . . . . . . . . . . . . . . . . . .  1
        2.6  Eligible Dependent  . . . . . . . . . . . . . . . . . . .  1
        2.7  Eligible Employee . . . . . . . . . . . . . . . . . . . .  1
        2.9  Participant . . . . . . . . . . . . . . . . . . . . . . .  1
        2.10 Participating Employer  . . . . . . . . . . . . . . . . .  1
        2.11 Plan  . . . . . . . . . . . . . . . . . . . . . . . . . .  1

   ARTICLE III.  PARTICIPATION . . . . . . . . . . . . . . . . . . . .  1

   ARTICLE IV.  BENEFITS . . . . . . . . . . . . . . . . . . . . . . .  2

   ARTICLE V.  CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . .  2

   ARTICLE VI.  ADMINISTRATION OF THE PLAN . . . . . . . . . . . . . .  2
        6.1  Plan Administrator  . . . . . . . . . . . . . . . . . . .  2
        6.2  Indemnification of Committee Members and Other Employees   2

   ARTICLE VII.  AMENDMENT AND TERMINATION OF PLAN . . . . . . . . . .  2

   ARTICLE VIII.  CLAIMS FOR BENEFITS  . . . . . . . . . . . . . . . .  2
        8.1  Submission of Claim . . . . . . . . . . . . . . . . . . .  2
        8.2  Appeal of Denial of Claim . . . . . . . . . . . . . . . .  3

   ARTICLE IX. PLAN FUNDING  . . . . . . . . . . . . . . . . . . . . .  3

   ARTICLE X.  MISCELLANEOUS PROVISIONS  . . . . . . . . . . . . . . .  3
        10.1 Subrogation . . . . . . . . . . . . . . . . . . . . . . .  3
        10.2 Coordination of Benefits  . . . . . . . . . . . . . . . .  3
        10.3 Applicable Law  . . . . . . . . . . . . . . . . . . . . .  3
        10.4 Operation of COBRA  . . . . . . . . . . . . . . . . . . .  3









                                      i





                          ARTICLE I.  INTRODUCTION

        1.1 NATURE AND PURPOSE OF PLAN. The Plan is a group health plan as that term is defined in the Code and ERISA. The purpose of the Plan is to provide Participants and their Dependents with supplemental group health benefits.

                          ARTICLE II.  DEFINITIONS

        2.1  "Board" means the Board of Directors of the Company.

        2.2 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        2.3 "Committee" means the Newell Rubbermaid Welfare Benefit Plans Administrative Committee.

        2.4 "Company" means Newell Operating Company, a corporation organized under the laws of Delaware.

        2.5 "Core Medical Plan" means the Newell Rubbermaid Medical Plan for Exempt and Non-Exempt Employees, which is a Participating Plan in the Newell Rubbermaid Health and Welfare Program 506, as such Plan is applicable to an Eligible Employee and an Eligible Dependent.

        2.6 "Eligible Dependent" means a dependent of an Eligible Employee who is a dependent under the Core Medical Plan.

        2.7 "Eligible Employee" means each participant in the Core Medical Plan who holds the title of vice-president or higher.

        2.8 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        2.9 "Participant" means any Eligible Employee who participates in the Plan in accordance with Article III.

        2.10 "Participating Employer" means Participating Employer as that term is defined in the Newell Rubbermaid Health and Welfare Program 506.

        2.11 "Plan" means the Newell Rubbermaid Medical Plan for
   Executives as set forth herein and as amended from time to time.

                         ARTICLE III.  PARTICIPATION

        Each Eligible Employee shall automatically become a Participant entitled to benefits under the Plan at the same time he or she first becomes an Eligible Employee. A Participant shall cease to be a Participant when he or she is no longer an Eligible Employee. Each dependent (as that term is defined in the Core Medical Plan) shall automatically become an Eligible Dependent entitled to benefits under

                                      1





   the Plan at the same time he or she becomes a dependent of an Eligible Employee under the Core Medical Plan.

                            ARTICLE IV.  BENEFITS

        The Plan shall provide benefits equal to any deductible, co-payment or co-insurance that would otherwise be payable under the Core Medical Plan.

                          ARTICLE V.  CONTRIBUTIONS

        The Company or a Participating Employer shall make all contributions required to provide Plan benefits and pay Plan administrative expenses. Eligible Employees shall not be required or permitted to make any contribution to the Plan.

                   ARTICLE VI.  ADMINISTRATION OF THE PLAN

        6.1 PLAN ADMINISTRATOR. The administration of the Plan shall be under the supervision of the Committee. The Committee is the "named fiduciary" of the Plan as that term is defined in Section 402(a)(2) of ERISA. It shall be a principal duty of the Committee to see that the Plan is carried out, in accordance with its terms, for the exclusive benefit of Participants and their Dependents. The powers and duties of the Committee shall be the same as those set forth in the Core Medical Plan. The Committee shall have the authority to allocate its responsibilities concerning the operation and administration of the Plan to the extent provided under the Core Medical Plan. Benefits under the Plan will be paid only if the Committee decides in its discretion that the applicant is entitled to them.

        6.2 INDEMNIFICATION OF COMMITTEE MEMBERS AND OTHER EMPLOYEES. The Company agrees to indemnify and defend to the fullest extent permitted by law any person serving as a member of the Committee (including any person who formerly served as a member of such Committee) and each of its other employees against all liabilities, damages, costs and expenses (including attorneys' fees and amounts paid in settlement of any claim) occasioned by any act or omission to act in connection with the Plan, if such act or omission is in good faith.

               ARTICLE VII.  AMENDMENT AND TERMINATION OF PLAN

        The Plan may be at any time amended or terminated through resolution of the Board.

                     ARTICLE VIII.  CLAIMS FOR BENEFITS

        8.1 SUBMISSION OF CLAIM. Any claim for benefits under the Plan shall be made in accordance with the claims procedure set forth in the Core Medical Plan.


                                      2





        8.2 APPEAL OF DENIAL OF CLAIM. If a claim for benefits is denied, the terms of the claims review procedure contained in the Core Medical Plan shall govern.

                          ARTICLE IX. PLAN FUNDING

        Plan benefits shall be funded through a group insurance policy purchased by the Company. Plan administrative expenses shall be paid from the general assets of the Company or the Participating Employers.

                    ARTICLE X.  MISCELLANEOUS PROVISIONS

        10.1 SUBROGATION. The Company shall have subrogation and third party recovery rights to the extent provided under the Core Medical Plan.

        10.2 COORDINATION OF BENEFITS. The Coordination of Benefits rules contained in the Core Medical Plan shall apply.

        10.3 APPLICABLE LAW. The Plan shall comply with the requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985, the Health Insurance Portability and Accountability Act of 1996, the Mental Health Parity Act of 1996, the Newborns' and Mothers' Health Protection Act of 1996, the Women's Health and Cancer Rights Act of 1996, and all other applicable law governing group health plans. The provisions necessary for such compliance shall be contained within the Core Medical Plan.

        10.4 OPERATION OF COBRA. Each Qualified Beneficiary (as defined in the Core Medical Plan) shall be entitled to elect COBRA continuation coverage under this Plan to the extent that such coverage is available under the Core Medical Plan. COBRA continuation coverage shall not be available under this Plan independent of COBRA continuation coverage under the Core Medical Plan.


        IN WITNESS WHEREOF, the Company has caused this amended and restated Plan to be executed in its name by its duly authorized officer, effective as of the 1st day of January, 2000.


                                      NEWELL OPERATING COMPANY


                                      By: /s/ C.R. Davenport
                                          -------------------------------
                                           Its:  Vice President-Treasurer
                                                 ------------------------





                                      3